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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 29, 2003

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

          Delaware                Commission File Number:      33-0859354
(State of other jurisdiction of        000-26505             (I.R.S. Employer
 Incorporation or organization)                              Identification No.)


          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)


                                 (760) 432-1100
              (Registrant's telephone number, including area code)

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ITEM 7.    EXHIBITS

Exhibit No.         Description
----------          -----------

      99.1          Press Release dated April 29, 2003



ITEM 9. REGULATION FD DISCLOSURE (Information being provided under Item 12 of Form 8-K)

     On April 29, 2003 the Company issued a press release announcing earnings for the quarter ended March 31, 2003 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003

                              Community Bancorp Inc.



                              By:      /s/ Thomas E. Swanson
                              ---------------------------------------
                              Thomas E. Swanson
                              President and Chief Executive Officer

                                EXHIBIT INDEX



Exhibit
Number               Description
-------              -----------

99.1                 Press Release dated April 29, 2003